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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2001


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                             CLIFFS DRILLING COMPANY
             (Exact name of registrant as specified in its charter)

               DELAWARE                                0-16703                              76-0248934
    (State or other jurisdiction of            (Commission File Number)                  (I.R.S. Employer
            incorporation)                                                            Identification Number)


                     4 GREENWAY PLAZA                                                77046
                      HOUSTON, TEXAS                                              (Zip Code)
         (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 232-7500


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a)      Previous independent accountants

          (i) Effective February 8, 2001, and in connection with the merger of TSF Delaware Inc., an indirect wholly owned subsidiary of Transocean Sedco Forex Inc. (the "Parent"), with and into R&B Falcon Corporation ("R&B Falcon"), with R&B Falcon surviving as an indirect wholly owned subsidiary of the Parent (the "Merger"), Cliffs Drilling Company, a wholly owned subsidiary of R&B Falcon (the "Registrant"), dismissed Arthur Andersen LLP as its independent accountants effective upon the completion of the audit for the year ended December 31, 2000 and the filing of the Registrant's Annual Report on Form 10-K for that year.

          (ii) The reports of Arthur Andersen LLP on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The Registrant's Board of Directors has approved the change in the Registrant's independent accountants.

          (iv) In connection with its audits for the fiscal years ended December 31, 1999 and 2000 and the subsequent interim period preceding such dismissal, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

          (v) During the fiscal years ended December 31, 1999 and 2000 and the subsequent interim period preceding such dismissal, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

          (vi) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen LLP agrees with the statements in this Item 4(a). A copy of such letter dated March 26, 2001 is filed as Exhibit 16.1 to this Report.

     (b)      New independent accountants

     The Registrant has engaged Ernst & Young LLP as its independent accountants to examine and report on the Registrant's financial statements at and for the year ended December 31, 2001. The engagement of Ernst & Young LLP was approved by the Registrant's Board of Directors effective February 8, 2001. Prior to the Merger, Ernst & Young LLP was the independent accountants of the Parent, and subsequent to the Merger, Ernst & Young LLP remains the independent accountants for the Parent. During the fiscal years ended December 31, 1999 and 2000 and the subsequent interim period through February 8, 2001, neither the Registrant nor anyone on its behalf consulted Ernst & Young LLP regarding the application of




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accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         16.1    --   Letter from Arthur Andersen LLP pursuant to Item 304 of
                      Regulation S-K




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CLIFFS DRILLING COMPANY



                                       By:      /s/ Eric B. Brown
                                          --------------------------------------
                                                Name:  Eric B. Brown
                                                Title: Vice President

Date: March 26, 2001




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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
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 16.1    --   Letter from Arthur Andersen LLP pursuant to Item 304 of
              Regulation S-K




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